Exhibit 99.2

Weyerhaeuser Company

Q1.2011 Analyst Package

Preliminary results, subject to audit

Consolidated Statement of Operations

in millions	Q4	Q1
	Dec 31,	March 31,	March 31,
	2010	2011	2010

Net sales and revenues	$1,664	$1,578	$1,419

Cost of products sold	1,362	1,324	1,232

Gross margin	302	254	187

Selling, general and administrative expenses	178	179	163
Research and development expenses	10	7	8
Charges for restructuring, closures and impairments	127	4	2
Other operating income, net	(66)	(174)	(70)

Operating income	53	238	84

Interest income and other	10	11	42
Impairments of investments and other related charges	(3)	—	—
Interest expense, net of capitalized interest	(96)	(93)	(106)

Earnings (loss) before taxes	(36)	156	20
Income tax benefit (provision)	207	(57)	(38)

Net earnings (loss)	171	99	(18)
Less: net earnings attributable to noncontrolling interests	—	—	(2)

Net earnings (loss) attributable to Weyerhaeuser common shareholders	$171	$99	$(20)

Per Share Information

	Q4	Q1
	Dec 31,	March 31,	March 31,
	2010	2011	2010

Basic earnings (loss) per share attributable to Weyerhaeuser common shareholders	$0.32	$0.18	$(0.10)

Diluted earnings (loss) per share attributable to Weyerhaeuser common shareholders	$0.32	$0.18	$(0.10)

Dividends paid per share	$0.05	$0.15	$0.05

Weighted average shares outstanding (in thousands):
Basic	535,956	537,140	211,440
Diluted	538,376	540,476	211,440
Common shares outstanding at end of period (in thousands)	535,976	538,408	211,557

Weyerhaeuser Company

Q1.2011 Analyst Package

Preliminary results, subject to audit

Consolidated Balance Sheet

in millions	March 31, 2011	Dec 31, 2010

Assets

Forest Products
Current assets:
Cash and cash equivalents	$1,459	$1,466
Receivables, less allowances	505	451
Inventories	544	478
Prepaid expenses	85	81
Deferred tax assets	155	113

Total current assets	2,748	2,589
Property and equipment, net	3,151	3,217
Construction in progress	149	123
Timber and timberlands at cost, less depletion charged to disposals	4,003	4,035
Investments in and advances to equity affiliates	192	194
Goodwill	40	40
Other assets	424	363
Restricted assets held by special purpose entities	914	915

	11,621	11,476

Real Estate
Cash and cash equivalents	4	1
Receivables, less allowances	54	51
Real estate in process of development and for sale	515	517
Land being processed for development	978	974
Investments in and advances to equity affiliates	15	16
Deferred tax assets	266	266
Other assets	119	120
Consolidated assets not owned	8	8

	1,959	1,953

Total assets	$13,580	$13,429

Liabilities

Forest Products
Current liabilities:
Accounts payable	$359	$340
Accrued liabilities	686	734

Total current liabilities	1,045	1,074
Long-term debt	4,710	4,710
Deferred income taxes	485	366
Deferred pension and other postretirement benefits	908	930
Other liabilities	405	393
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	771	772

	8,324	8,245

Real Estate
Long-term debt	348	350
Other liabilities	196	212
Consolidated liabilities not owned	8	8

	552	570

Total liabilities	8,876	8,815

Equity

Total Weyerhaeuser shareholders’ interest	4,702	4,612
Noncontrolling interests	2	2

Total equity	4,704	4,614

Total liabilities and equity	$13,580	$13,429

Weyerhaeuser Company

Q1.2011 Analyst Package

Preliminary results, subject to audit

Consolidated Statement of Cash Flows

in millions	Q4	Q1
	Dec 31,	March 31,	March 31,
	2010	2011	2010

Cash flows from operations:
Net earnings (loss)	$171	$99	$(18)
Noncash charges (credits) to income (loss):
Depreciation, depletion and amortization	127	123	126
Deferred income taxes, net	(341)	39	34
Pension and other postretirement benefits	(2)	24	(1)
Share-based compensation expense	8	14	6
Equity in loss of equity affiliates	3	2	3
Charges for impairment of assets	112	1	2
Net gains on dispositions of assets and operations	(46)	(156)	(83)
Foreign exchange transaction gains	(4)	(7)	(10)
Decrease (increase) in working capital:
Receivables less allowances	36	(59)	(87)
Receivable for taxes	62	1	568
Inventories	2	(66)	(65)
Real estate and land	48	(2)	(36)
Prepaid expenses	14	(10)	(13)
Accounts payable and accrued liabilities	(44)	(78)	(47)
Deposits on land positions and other assets	3	—	3
Pension contributions	(27)	(1)	(132)
Other	87	(33)	(72)

Net cash from operations	209	(109)	178

Cash flows from investing activities:
Property and equipment	(79)	(35)	(46)
Timberlands reforestation	(10)	(12)	(13)
Redemption of short-term investments	2	—	47
Proceeds from sale of assets and operations	53	193	115
Repayments from pension trust	—	—	50
Other	(17)	5	(3)

Cash from investing activities	(51)	151	150

Cash flows from financing activities:
Notes, commercial paper borrowings and revolving credit facilities, net	(1)	—	(3)
Cash dividends	(27)	(81)	(11)
Change in book overdrafts	33	3	(4)
Payments on debt	(65)	(2)	(17)
Exercises of stock options	—	34	—
Other	1	—	(2)

Cash from financing activities	(59)	(46)	(37)

Net change in cash and cash equivalents	99	(4)	291
Cash and cash equivalents at beginning of period	1,368	1,467	1,869

Cash and cash equivalents at end of period	$1,467	$1,463	$2,160

Cash paid (received) during the year for:
Interest, net of amount capitalized	$57	$156	$153

Income taxes	$(9)	$2	$(444)

Weyerhaeuser Company Q1.2011 Analyst Package Preliminary results, subject to audit	Total Company Statistics

Special Items Included in Net Earnings

in millions	Q4	Q1
	Dec 31,	March 31,	March 31,
	2010	2011	2010
Net earnings (loss)	$171	$99	$(20)
Income tax adjustments	(177)	—	31
Gain on sale of wood products assets	—	—	(26)
Gain on sale of railroads	(31)	—	—
Gain on sale of 82,000 acres of non-strategic timberlands	—	(96)	—
Charges for closures, restructuring and impairments	89	—	—

Net earnings (loss) before special items	$52	$3	$(15)

	Q4	Q1
	Dec 31,	March 31,	March 31,
	2010	2011	2010
Net earnings (loss) per diluted share	$0.32	$0.18	$(0.10)
Income tax adjustments	(0.33)	—	0.15
Gain on sale of wood products assets	—	—	(0.12)
Gain on sale of railroads	(0.06)	—	—
Gain on sale of 82,000 acres of non-strategic timberlands	—	(0.18)	—
Charges for closures, restructuring and impairments	0.17	—	—

Net earnings (loss) before special items per diluted share	$0.10	$—	$(0.07)

Selected Total Company Items

in millions	Q4	Q1
	Dec 31,	March 31,	March 31,
	2010	2011	2010

Depreciation, depletion and amortization:
Cost of products sold	$112	$107	$110
Selling, general and administrative expenses	15	16	16

Total depreciation, depletion and amortization	$127	$123	$126

Pension and postretirement credits (costs):
Pension and postretirement costs allocated to business segments	$(12)	$(12)	$(12)
Pension and postretirement credits (costs) retained by Corporate segment	19	(12)	16

Total company pension and postretirement credits (costs)	$7	$(24)	$4

Total decrease (increase) in Forest Products working capital	$98	$(196)	$169
Cash spent for capital expenditures	$(89)	$(47)	$(59)

Weyerhaeuser Company Q1.2011 Analyst Package Preliminary results, subject to audit	Timberlands Segment

Segment Statement of Operations

in millions	Q4.2010	Q1.2011	Q1.2010

Trade sales and revenues (unaffiliated customers)	$207	$230	$202
Intersegment sales	164	191	171

Total net sales and revenues	371	421	373
Cost of products sold	298	320	277

Gross margin	73	101	96
Selling, general and administrative expenses	22	23	20
Research and development expenses	7	4	4
Charges for restructuring, closures and impairments	—	—	1
Other operating income, net	(11)	(166)	(10)

Operating income	55	240	81

Interest income and other	1	1	—

Net contribution to earnings	$56	$241	$81

Selected Segment Items

	Q4.2010	Q1.2011	Q1.2010
Depreciation, depletion and amortization	$30	$31	$30
Total increase in working capital	$(4)	$(17)	$(15)
Cash spent for capital expenditures	$(20)	$(14)	$(20)

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q4.2010	Q1.2011	Q1.2010
Gain on sale of 82,000 acres of non-strategic timberlands	$—	$152	$—

Segment Statistics

		Q4.2010	Q1.2011	Q1.2010
Third Party Net Sales and Revenue (millions)	Logs:
	West	$97	$110	$82
	South	41	41	27
	Canada	5	7	9

	Total Logs	143	158	118
	Pay as cut timber sales	8	8	8
	Timberlands exchanges and dispositions	20	21	35
	Higher and better use land sales	4	4	5
	Minerals, oil and gas	14	14	15
	Products from international operations	16	17	15
	Other products	2	8	6

	Total	$207	$230	$202

Logs Third Party Sales Realizations (per cubic meter)	West	$95.30	$100.20	$84.17
	South	$41.86	$41.22	$43.21
	Canada	$33.84	$34.73	$34.02
	International	$18.21	$18.61	$20.35

Logs Third Party Sales Volumes (cubic meters, thousands)	West	1,020	1,095	975
	South	993	1,005	634
	Canada	141	194	259
	International	74	72	78

	Total	2,228	2,366	1,946

Logs Fee Depletion (cubic meters, thousands)	West	1,290	1,611	1,431
	South	2,116	2,180	2,140
	International	79	98	92

	Total	3,485	3,889	3,663

Weyerhaeuser Company Q1.2011 Analyst Package Preliminary results, subject to audit	Wood Products Segment

Segment Statement of Operations

in millions	Q4.2010	Q1.2011	Q1.2010

Trade sales and revenues (unaffiliated customers)	$572	$624	$604
Intersegment sales	18	21	16

Total net sales and revenues	590	645	620
Cost of products sold	613	630	616

Gross margin	(23)	15	4
Selling, general and administrative expenses	63	55	68
Research and development expenses	1	1	1
Charges for restructuring, closures and impairments	103	2	1
Other operating income, net	(1)	(5)	(46)

Operating loss	(189)	(38)	(20)

Interest income and other	1	2	1

Net contribution to earnings	$(188)	$(36)	$(19)

Selected Segment Items

	Q4.2010	Q1.2011	Q1.2010
Depreciation, depletion and amortization	$43	$40	$45
Total decrease (increase) in working capital	$40	$(118)	$(134)
Cash spent for capital expenditures	$(21)	$(6)	$(2)

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q4.2010	Q1.2011	Q1.2010
Gain on sale of assets	$—	$—	$44
Charges for restructuring, closures and impairments	(103)	—	—

Total	$(103)	$—	$44

Segment Statistics

in millions, except for third-party sales realizations		Q4.2010	Q1.2011	Q1.2010
Structural Lumber (board feet)	Third Party Net Sales and Revenue	$241	$260	$241
	Third Party Sales Realizations	$292.63	$315.26	$316.60
	Third Party Sales Volumes	822	826	761
	Production Volumes	785	893	801
Engineered Solid Section (cubic feet)	Third Party Net Sales and Revenue	$59	$62	$66
	Third Party Sales Realizations	$1,853.91	$1,851.05	$1,718.25
	Third Party Sales Volumes	3	3	4
	Production Volumes	3	4	4
Engineered I-joists (lineal feet)	Third Party Net Sales and Revenue	$35	$33	$48
	Third Party Sales Realizations	$1,259.46	$1,266.51	$1,083.79
	Third Party Sales Volumes	29	26	44
	Production Volumes	26	30	41
Oriented Strand Board (square feet 3/8’)	Third Party Net Sales and Revenue	$72	$85	$66
	Third Party Sales Realizations	$177.84	$192.16	$197.46
	Third Party Sales Volumes	408	445	334
	Production Volumes	429	494	378
Softwood Plywood (square feet 3/8’)	Third Party Net Sales and Revenue	$15	$17	$16
	Third Party Sales Realizations	$250.61	$263.83	$263.54
	Third Party Sales Volumes	57	63	60
	Production Volumes	43	53	48
Hardwood Lumber (square feet 3/8’)	Third Party Net Sales and Revenue	$51	$58	$54
	Third Party Sales Realizations	$833.75	$845.42	$814.00
	Third Party Sales Volumes	61	69	67
	Production Volumes	51	58	59

Weyerhaeuser Company Q1.2011 Analyst Package Preliminary results, subject to audit	Cellulose Fibers Segment

Segment Statement of Operations

in millions	Q4.2010	Q1.2011	Q1.2010

Total net sales and revenues	$511	$506	$410
Cost of products sold	356	400	367

Gross margin	155	106	43
Selling, general and administrative expenses	21	22	20
Research and development expenses	2	2	2
Other operating income, net	(7)	(5)	(2)

Operating income	139	87	23

Interest income and other	(1)	(1)	(4)

Net contribution to earnings	$138	$86	$19

Selected Segment Items

	Q4.2010	Q1.2011	Q1.2010
Depreciation, depletion and amortization	$39	$36	$36
Total decrease (increase) in working capital	$21	$21	$(10)
Cash spent for capital expenditures	$(46)	$(26)	$(35)

Segment Statistics

		Q4.2010	Q1.2011	Q1.2010
Pulp (air-dry metric tons)	Third Party Net Sales and Revenue (millions)	$402	$398	$321
	Third Party Sales Realizations	$926.29	$912.12	$761.78
	Third Party Sales Volumes (thousands)	434	436	422
	Production Volumes (thousands)	453	437	437
Liquid Packaging Board (tons)	Third Party Net Sales and Revenue (millions)	$88	$85	$71
	Third Party Sales Realizations	$1,081.52	$1,148.29	$1,051.81
	Third Party Sales Volumes (thousands)	81	74	67
	Production Volumes (thousands)	84	67	69

Weyerhaeuser Company Q1.2011 Analyst Package Preliminary results, subject to audit	Real Estate Segment

Segment Statement of Operations

in millions	Q4.2010	Q1.2011	Q1.2010

Total net sales and revenues	$305	$160	$151
Cost of products sold	228	126	121

Gross margin	77	34	30
Selling, general and administrative expenses	45	35	34
Charges for restructuring, closures and impairments	17	1	1
Other operating (income) loss, net	(1)	—	1

Operating income (loss)	16	(2)	(6)

Interest income and other	—	1	39
Impairments of investments and other related charges	(3)	—	—
Loss attributable to noncontrolling interests	—	—	(2)

Net contribution to earnings	$13	$(1)	$31

Selected Segment Items

	Q4.2010	Q1.2011	Q1.2010
Depreciation and amortization	$4	$3	$3
Cash spent for capital expenditures	$(2)	$(1)	$(1)

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q4.2010	Q1.2011	Q1.2010
Charges for restructuring, closures and impairments	$(20)	$—	$—

Segment Statistics

	Q4.2010	Q1.2011	Q1.2010
Net sales and revenues:
Single-family housing	$266	$152	$143
Land	25	7	7
Other	14	1	1

Total net sales and revenue	$305	$160	$151

Single-family homes sold	385	535	620
Single-family homes closed	606	363	393
Single-family homes sold but not closed (backlog)	439	611	877
Single-family average price of homes closed (in thousands)	$439	$419	$365
Single-family home gross margin - excluding impairments (1)	26.1%	21.7%	19.4%

(1)	Single-family gross margin excluding impairments equals revenue less cost of sales and period costs (other than impairments and deposit write-offs).

Weyerhaeuser Company Q1.2011 Analyst Package Preliminary results, subject to audit	Corporate & Other Segment

Segment Statement of Operations

in millions	Q4.2010	Q1.2011	Q1.2010

Trade sales and revenues (unaffiliated customers)	$69	$58	$52
Intersegment sales	5	3	4

Total net sales and revenues	74	61	56
Cost of products sold	54	63	42

Gross margin	20	(2)	14
Selling, general and administrative expenses	27	44	21
Research and development expenses	—	—	1
Charges for restructuring, closures and impairments	6	1	(1)
Other operating (income) loss, net	(45)	2	(13)

Operating income (loss)	32	(49)	6

Interest income and other	9	8	6

Net contribution to earnings	$41	$(41)	$12

Selected Segment Items

	Q4.2010	Q1.2011	Q1.2010
Depreciation, depletion and amortization	$11	$13	$12
Total decrease (increase) in working capital	$41	$(82)	$328
Cash spent for capital expenditures	$—	$—	$(1)
Share-based compensation expense	$8	$16	$3
Foreign exchange gains	$4	$6	$9
Pension and postretirement credits (costs) retained by Corporate segment	$19	$(12)	$16

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q4.2010	Q1.2011	Q1.2010
Charges for restructuring, closures and impairments	$(7)	$—	$—
Gain on sale of railroads	46	—	—

Total	$39	$—	$—

Corporate and Other includes results of our transportation operations, certain gains or charges that are not related to an individual operating segment and the portion of items such as share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses and other general and administrative expenses that are not allocated to the business segments. We sold our five short line railroads at the end of 2010 and transportation currently only consists of Westwood Shipping Lines.